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                              SUBJECT TO COMPLETION
                       MFS GLOBAL TELECOMMUNICATIONS FUND
             SUPPLEMENT TO PRELIMINARY PROSPECTUS DATED MAY 2, 2000


The description of how to purchase shares under the "How to Purchase, Exchange and Redeem Shares" section is hereby supplemented as follows:

Initial Offering

It is expected that the fund's distributor, MFS Fund Distributors, Inc. will solicit subscriptions for Class A, Class B and Class C shares of the fund during a subscription period which is scheduled to begin on June 1, 2000 and end on June 26, 2000. The fund seeks to raise approximately $750,000,000 during this initial offering period and reserves the right to withdraw, modify or terminate the initial offering without notice and to refuse any order in whole or in part. The fund is expected to close to purchases on or about June 27, 2000 in order to facilitate investment of the proceeds raised during the initial offering. The fund expects to commence its continuous offering of shares on or about August 1, 2000. During the period when the fund is closed to purchases, shareholders may redeem existing positions, but the fund will be closed to any new purchases.

The minimum subscription amount is $1,000. During the fund's initial offering period, Class A shares will be offered to the public at their net asset value of $10.00 per share plus a maximum sales charge of 5.75%. The maximum offering price of Class A shares during the initial offering period is $10.61 per share. Class B shares and Class C shares will also be offered to the public at their net asset value of $10.00 per share.

The fund's transfer agent, MFS Service Center, Inc. ("MFSC"), will accept checks accompanying applications for the purchase of shares of the fund received on June 27, 2000. Checks received prior to June 27, 2000 may be returned by MFSC. In addition, exchange orders from another fund in the MFS Family of Funds will also be accepted on June 27, 2000; exchange orders received prior to that date will be rejected. Shares subscribed for during the initial offering period will be sold to subscribers on the purchase date, which is expected to occur not later than June 27, 2000.



                   The date of this Supplement is May 2, 2000

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                      MFS(R) GLOBAL TELECOMMUNICATIONS FUND

          Supplement to the Current Statement of Additional Information

  The fund's distributor, MFS Fund Distributors, Inc. ("MFD"), will solicit subscriptions for Class A, Class B and Class C shares of the fund during a subscription period that is scheduled to begin on June 1, 2000 and end June 26, 2000 (the "initial offering"). The fund seeks to raise approximately $750,000,000 during this initial offering period and reserves the right to withdraw, modify or terminate the initial offering without notice, and to refuse any order in whole or in part. The fund will close to purchases on June 27, 2000 (the "purchase date") in order to facilitate investment of the proceeds raised during the initial offering. MFD will pay any dealer firm with sales of $75 million an additional 1.00% commission on shares of the fund subscribed for by the dealer firm during the initial offering and sold on the purchase date. The fund expects to commence its continuous offering of shares on or about August 1, 2000.


                  The date of this Supplement is June 1, 2000.